EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2013 Earnings

SAN RAFAEL, Calif., Oct. 16, 2013 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the third quarter 2013 of $16.7 million and diluted earnings per common share ("EPS") of $0.63. Third quarter 2013 results compare to net income of $17.1 million and EPS of $0.64 for the prior quarter, and net income of $20.0 million and EPS of $0.73 for the third quarter 2012.

"Westamerica generated a relatively high annualized return on common equity of 12.4 percent in the third quarter 2013. These returns were generated in spite of the continued pressure low market interest rates are placing on our interest margin, which was 4.01 percent for the third quarter 2013. The credit quality of our assets continues to demonstrate improvement with net loan charge-offs declining from $10.0 million in the first nine months of 2012 to $4.7 million for the first nine months of 2013," said Chairman, President and CEO David Payne. "We remain focused on controlling noninterest expenses, which declined $1.5 million for the third quarter 2013 compared to the third quarter 2012. Westamerica paid a $0.37 per common share dividend for the third quarter 2013, and retired 256 thousand common shares during the quarter using our share repurchase plan," added Payne.

Net interest and fee income on a fully taxable equivalent (FTE) basis was $41.2 million for the third quarter 2013, compared to $42.6 million for the prior quarter and $48.7 million for the third quarter 2012. The change in net interest and fee income (FTE) is due to reductions in yields on loans and investment securities, which have declined during this period of low market interest rates. The change in net interest and fee income (FTE) is also attributable to reduced loan volumes, placing greater reliance on lower-yielding investment securities. Loan volumes have declined due to problem loan workout activities, particularly with purchased loans, and reduced volumes of loan originations. In Management's opinion, current levels of competitive loan pricing do not provide adequate forward earnings potential, and competitive loan underwriting standards have loosened which increases credit risk. Management is avoiding these low-yielding higher-risk loans. To offset the decline in interest and fee income (FTE), interest expense has been lowered by reducing the volume of higher-cost funding sources. The annualized interest cost of funding the Company's loans and investment securities was 0.11 percent for the third quarter 2013 compared to 0.12 percent for the prior quarter and 0.13 percent for the third quarter 2012. The annualized net interest margin on a fully taxable equivalent basis was 4.01 percent for the third quarter 2013, compared to 4.12 percent for the prior quarter and 4.67 percent for the third quarter 2012.

The provision for loan losses was $1.8 million for both the third quarter 2013 and the prior quarter, down $1.0 million from $2.8 million for the third quarter 2012. Net loan losses charged against the allowance for loan losses totaled $810 thousand for the third quarter 2013, compared to $1.2 million for the prior quarter and $3.4 million for the third quarter 2012. At September 30, 2013, the allowance for loan losses totaled $31.9 million; nonperforming originated loans totaled $7.3 million; nonperforming purchased FDIC-indemnified loans totaled $26.3 million, net of purchase discounts of $2.0 million; and nonperforming purchased non-indemnified loans totaled $3.4 million, net of purchase discounts of $401 thousand.

Noninterest income for the third quarter 2013 totaled $14.4 million, compared to $14.3 million for the prior quarter and $14.6 million for the third quarter 2012.

Noninterest expense for the third quarter 2013 totaled $27.8 million, compared to $28.2 million in the prior quarter and $29.3 million for the third quarter 2012. The expense reductions are primarily related to personnel and loan administration costs.

At September 30, 2013, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.6 percent, assets totaled $4.8 billion and loans outstanding totaled $1.9 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2012 filed on Form 10-K and quarterly report for the quarter ended June 30, 2013 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

Public Information October 16, 2013
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2013

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'13	Q3'12	Change	Q2'13

Net Interest and Fee Income (FTE)	$41,224	$48,712	-15.4%	$42,628
Provision for Loan Losses	1,800	2,800	-35.7%	1,800
Noninterest Income	14,419	14,626	-1.4%	14,284
Noninterest Expense	27,758	29,269	-5.2%	28,192
Income Before Taxes (FTE)	26,085	31,269	-16.6%	26,920
Income Tax Provision (FTE)	9,347	11,247	-16.9%	9,808
Net Income	$16,738	$20,022	-16.4%	$17,112

Average Common Shares Outstanding	26,670	27,513	-3.1%	26,890
Diluted Average Common Shares	26,705	27,565	-3.1%	26,898

Operating Ratios:
Basic Earnings Per Common Share	$0.63	$0.73	-13.7%	$0.64
Diluted Earnings Per Common Share	0.63	0.73	-13.7%	0.64
Return On Assets (a)	1.37%	1.63%		1.42%
Return On Common Equity (a)	12.4%	14.7%		12.7%
Net Interest Margin (FTE) (a)	4.01%	4.67%		4.12%
Efficiency Ratio (FTE)	49.9%	46.2%		49.5%

Dividends Paid Per Common Share	$0.37	$0.37	0.0%	$0.37
Common Dividend Payout Ratio	59%	51%		58%

			%
	9/30'13YTD	9/30'12YTD	Change

Net Interest and Fee Income (FTE)	$127,687	$150,743	-15.3%
Provision for Loan Losses	6,400	8,400	-23.8%
Noninterest Income:
Loss on Sale of Securities	--	(1,287)	n/m
Other	42,981	44,115	-2.6%
Total Noninterest Income	42,981	42,828	0.4%
Noninterest Expense	84,627	88,651	-4.5%
Income Before Taxes (FTE)	79,641	96,520	-17.5%
Income Tax Provision (FTE)	28,520	34,529	-17.4%
Net Income	$51,121	$61,991	-17.5%

Average Common Shares Outstanding	26,900	27,769	-3.1%
Diluted Average Common Shares	26,919	27,821	-3.2%

Operating Ratios:
Basic Earnings Per Common Share	$1.90	$2.23	-14.8%
Diluted Earnings Per Common Share	1.90	2.23	-14.8%
Return On Assets (a)	1.41%	1.67%
Return On Common Equity (a)	12.7%	15.2%
Net Interest Margin (FTE) (a)	4.13%	4.89%
Efficiency Ratio (FTE)	49.6%	45.8%

Dividends Paid Per Common Share	$1.11	$1.11	0.0%
Common Dividend Payout Ratio	58%	50%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Interest and Fee Income (FTE)	$42,400	$50,094	-15.4%	$43,847
Interest Expense	1,176	1,382	-14.9%	1,219
Net Interest and Fee Income (FTE)	$41,224	$48,712	-15.4%	$42,628

Average Earning Assets	$4,093,727	$4,160,953	-1.6%	$4,147,096
Average Interest--
Bearing Liabilities	2,539,219	2,683,663	-5.4%	2,613,978

Yield on Earning Assets (FTE) (a)	4.12%	4.80%		4.24%
Cost of Funds (a)	0.11%	0.13%		0.12%
Net Interest Margin (FTE) (a)	4.01%	4.67%		4.12%
Interest Expense/
Interest-Bearing Liabilities (a)	0.18%	0.21%		0.19%
Net Interest Spread (FTE) (a)	3.94%	4.59%		4.05%

			%
	9/30'13YTD	9/30'12YTD	Change

Interest and Fee Income (FTE)	$131,334	$155,156	-15.4%
Interest Expense	3,647	4,413	-17.4%
Net Interest and Fee Income (FTE)	$127,687	$150,743	-15.3%

Average Earning Assets	$4,125,407	$4,116,471	0.2%
Average Interest--
Bearing Liabilities	2,605,404	2,773,066	-6.0%

Yield on Earning Assets (FTE) (a)	4.25%	5.03%
Cost of Funds (a)	0.12%	0.14%
Net Interest Margin (FTE) (a)	4.13%	4.89%
Interest Expense/
Interest-Bearing Liabilities (a)	0.19%	0.21%
Net Interest Spread (FTE) (a)	4.06%	4.82%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Total Assets	$4,830,475	$4,892,088	-1.3%	$4,840,319
Total Earning Assets	4,093,727	4,160,953	-1.6%	4,147,096
Total Loans	1,902,389	2,263,239	-15.9%	1,994,361
Commercial Loans	364,638	457,644	-20.3%	382,632
Commercial RE Loans	847,154	990,509	-14.5%	881,108
Consumer Loans	690,597	815,086	-15.3%	730,621
Total Investment Securities	2,191,338	1,897,714	15.5%	2,152,735
Available For Sale (Market)	1,049,962	716,369	46.6%	1,001,151
Held To Maturity	1,141,376	1,181,345	-3.4%	1,151,584
Unrealized (Loss) Gain	(11,107)	31,614	n/m	(9,669)

Loans/Deposits	46.1%	54.2%		48.3%

			%
	9/30'13YTD	9/30'12YTD	Change

Total Assets	$4,859,473	$4,965,611	-2.1%
Total Earning Assets	4,125,407	4,116,471	0.2%
Total Loans	1,990,937	2,368,530	-15.9%
Commercial Loans	383,907	491,023	-21.8%
Commercial RE Loans	877,490	1,042,613	-15.8%
Consumer Loans	729,540	834,894	-12.6%
Total Investment Securities	2,134,470	1,747,941	22.1%
Available For Sale (Market)	985,121	674,920	46.0%
Held To Maturity	1,149,349	1,073,021	7.1%
Unrealized (Loss) Gain	(11,107)	31,614	n/m

Loans/Deposits	47.9%	56.1%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Total Deposits	$4,130,881	$4,176,342	-1.1%	$4,132,509
Noninterest Demand	1,699,169	1,605,362	5.8%	1,630,326
Interest Bearing Transaction	751,317	756,824	-0.7%	753,148
Savings	1,138,491	1,125,286	1.2%	1,148,193
Time greater than $100K	317,630	430,239	-26.2%	369,275
Time less than $100K	224,274	258,631	-13.3%	231,567
Total Short-Term Borrowings	56,844	61,794	-8.0%	61,076
Federal Home Loan Bank Advances	25,663	25,889	-0.9%	25,719
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Shareholders' Equity	534,634	542,708	-1.5%	538,529

Demand Deposits/
Total Deposits	41.1%	38.4%		39.5%
Transaction & Savings
Deposits / Total Deposits	86.9%	83.5%		85.5%

			%
	9/30'13YTD	9/30'12YTD	Change

Total Deposits	$4,153,956	$4,219,129	-1.5%
Noninterest Demand	1,657,819	1,586,993	4.5%
Interest Bearing Transaction	757,035	752,825	0.6%
Savings	1,148,306	1,128,309	1.8%
Time greater than $100K	358,874	481,072	-25.4%
Time less than $100K	231,922	269,930	-14.1%
Total Short-Term Borrowings	58,548	89,986	-34.9%
Federal Home Loan Bank Advances	25,719	25,944	-0.9%
Term Repurchase Agreement	10,000	10,000	0.0%
Debt Financing	15,000	15,000	0.0%
Shareholders' Equity	538,319	543,855	-1.0%

Demand Deposits/
Total Deposits	39.9%	37.6%
Transaction & Savings
Deposits / Total Deposits	85.8%	82.2%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'13
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,093,727	$42,400	4.12%
Total Loans (FTE)	1,902,389	25,633	5.35%
Commercial Loans (FTE)	364,638	5,761	6.27%
Commercial RE Loans	847,154	13,276	6.22%
Consumer Loans	690,597	6,596	3.80%
Total Investments (FTE)	2,191,338	16,767	3.06%

Interest Expense Paid
Total Earning Assets	4,093,727	1,176	0.11%
Total Interest-Bearing Liabilities	2,539,219	1,176	0.18%
Total Interest-Bearing Deposits	2,431,712	809	0.13%
Interest-Bearing Transaction	751,317	66	0.04%
Savings	1,138,491	228	0.08%
Time less than $100K	224,274	258	0.46%
Time greater than $100K	317,630	257	0.32%
Total Short-Term Borrowings	56,844	20	0.14%
Federal Home Loan Bank Advances	25,663	122	1.89%
Term Repurchase Agreement	10,000	25	0.98%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$41,224	4.01%

	Q3'12
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,160,953	$50,094	4.80%
Total Loans (FTE)	2,263,239	32,434	5.70%
Commercial Loans (FTE)	457,644	6,731	5.85%
Commercial RE Loans	990,509	17,015	6.83%
Consumer Loans	815,086	8,688	4.24%
Total Investments (FTE)	1,897,714	17,660	3.72%

Interest Expense Paid
Total Earning Assets	4,160,953	1,382	0.13%
Total Interest-Bearing Liabilities	2,683,663	1,382	0.21%
Total Interest-Bearing Deposits	2,570,980	1,020	0.16%
Interest-Bearing Transaction	756,824	70	0.04%
Savings	1,125,286	231	0.08%
Time less than $100K	258,631	359	0.55%
Time greater than $100K	430,239	360	0.33%
Total Short-Term Borrowings	61,794	15	0.10%
Federal Home Loan Bank Advances	25,889	122	1.87%
Term Repurchase Agreement	10,000	25	0.97%
Debt Financing	15,000	200	5.35%

Net Interest Income and
Margin (FTE)		$48,712	4.67%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'13	Q3'12	Change	Q2'13

Service Charges on Deposits	$6,433	$6,847	-6.0%	$6,452
Merchant Processing Services	2,151	2,411	-10.8%	2,413
Debit Card Fees	1,467	1,308	12.1%	1,478
ATM Processing Fees	701	782	-10.3%	721
Trust Fees	567	540	5.1%	585
Financial Services Commissions	150	175	-14.6%	284
Other Income	2,950	2,563	15.1%	2,351
Total Noninterest Income	$14,419	$14,626	-1.4%	$14,284

Total Revenue (FTE)	$55,643	$63,338	-12.1%	$56,912
Noninterest Income/Revenue (FTE)	25.9%	23.1%		25.1%
Service Charges/Avg. Deposits (a)	0.62%	0.65%		0.63%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.28	$9.16	-9.6%	$8.49

			%
	9/30'13YTD	9/30'12YTD	Change

Service Charges on Deposits	$19,427	$20,969	-7.4%
Merchant Processing Services	6,973	7,333	-4.9%
Debit Card Fees	4,302	3,816	12.7%
ATM Processing Fees	2,128	2,648	-19.6%
Trust Fees	1,720	1,526	12.7%
Financial Services Commissions	614	540	13.5%
Loss on Sale of Securities	--	(1,287)	n/m
Other Income	7,817	7,283	7.3%
Total Noninterest Income	$42,981	$42,828	0.4%

Total Revenue (FTE)	$170,668	$193,571	-11.8%
Noninterest Income/Revenue (FTE)	25.2%	22.1%
Service Charges/Avg. Deposits (a)	0.63%	0.66%
Total Revenues (FTE) Per Avg.
Common Share (a)	$8.48	$9.31	-8.9%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Salaries & Benefits	$13,826	$14,294	-3.3%	$14,064
Occupancy	3,829	3,901	-1.8%	3,638
Outsourced Data Processing	2,139	2,156	-0.8%	2,140
Amortization of
Identifiable Intangibles	1,163	1,336	-13.0%	1,165
Professional Fees	730	786	-7.2%	745
Furniture & Equipment	974	991	-1.7%	1,021
Other Real Estate Owned	179	679	n/m	278
Courier Service	725	772	-6.0%	737
Other Operating	4,193	4,354	-3.7%	4,404
Total Noninterest Expense	$27,758	$29,269	-5.2%	$28,192

Noninterest Expense/
Avg. Earning Assets (a)	2.69%	2.80%		2.73%
Noninterest Expense/Revenues (FTE)	49.9%	46.2%		49.5%

			%
	9/30'13YTD	9/30'12YTD	Change

Salaries & Benefits	$42,293	$43,833	-3.5%
Occupancy	11,353	11,609	-2.2%
Outsourced Data Processing	6,436	6,318	1.9%
Amortization of
Identifiable Intangibles	3,547	4,076	-13.0%
Professional Fees	2,109	2,455	-14.1%
Furniture & Equipment	2,875	2,883	-0.3%
Other Real Estate Owned	791	912	-13.3%
Courier Service	2,204	2,350	-6.2%
Other Operating	13,019	14,215	-8.4%
Total Noninterest Expense	$84,627	$88,651	-4.5%

Noninterest Expense/
Avg. Earning Assets (a)	2.74%	2.88%
Noninterest Expense/Revenues (FTE)	49.6%	45.8%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Average Total Loans	$1,902,389	$2,263,239	-15.9%	$1,994,361
Avg. Total Purchased
Covered Loans (1)	310,650	435,953	-28.7%	341,896
Avg. Total Purchased
Non-Covered Loans (2)	59,145	97,100	-39.1%	66,030
Avg. Total Originated Loans	1,532,594	1,730,186	-11.4%	1,586,435

Allowance for Loan Loss (ALL)
Beginning of Period	$30,926	$31,523	-1.9%	$30,354
Provision for Loan Losses	1,800	2,800	-35.7%	1,800
Net ALL Losses	(810)	(3,357)	-75.9%	(1,228)
ALL End of Period	$31,916	$30,966	3.1%	$30,926
ALL Recoveries/Gross ALL Losses	53%	28%		42%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.20%	0.63%		0.15%
Purchased Covered Loans (1)(a)	0.02%	0.09%		0.59%
Purchased Non-Covered Loans (2)(a)	0.00%	2.19%		0.71%

			%
	9/30'13YTD	9/30'12YTD	Change

Average Total Loans	$1,990,937	$2,368,530	-15.9%
Avg. Total Purchased
Covered Loans (1)	338,597	475,815	-28.8%
Avg. Total Purchased
Non-Covered Loans (2)	65,926	107,989	-39.0%
Avg. Total Originated Loans	1,586,414	1,784,726	-11.1%

Allowance for Loan Loss (ALL)
Beginning of Period	$30,234	$32,597	-7.2%
Provision for Loan Losses	6,400	8,400	-23.8%
Net ALL Losses	(4,718)	(10,031)	-53.0%
ALL End of Period	$31,916	$30,966	3.1%
ALL Recoveries/Gross ALL Losses	38%	26%
Net ALL Losses/Avg. Loans:
Originated Loans (a)	0.31%	0.66%
Purchased Covered Loans (1)(a)	0.34%	0.19%
Purchased Non-Covered Loans (2)(a)	0.24%	0.69%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/13	9/30/12	Change	6/30/13

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$5,786	$9,870	-41.4%	$7,664
Performing Nonaccrual	1,093	3,169	-65.5%	1,272
Total Nonaccrual Loans	6,879	13,039	-47.2%	8,936
90+ Days Past Due Accruing Loans	392	433	-9.5%	241
Total	7,271	13,472	-46.0%	9,177
Repossessed Loan Collateral	3,162	11,539	-72.6%	5,414
Total Originated
Nonperforming Assets	10,433	25,011	-58.3%	14,591

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	24,348	19,584	24.3%	14,619
Performing Nonaccrual	1,937	1,014	91.0%	2,204
Total Nonaccrual Loans	26,285	20,598	27.6%	16,823
90+ Days Past Due Accruing Loans	23	59	-61.0%	74
Total	26,308	20,657	27.4%	16,897
Repossessed Purchased Covered
Loan Collateral (1)	9,273	12,437	-25.4%	10,480
Total Nonperforming Purchased
Covered Assets (1)	35,581	33,094	7.5%	27,377

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	2,664	7,823	-65.9%	1,890
Performing Nonaccrual	701	2,260	-69.0%	3,013
Total Nonaccrual Loans	3,365	10,083	-66.6%	4,903
90+ Days Past Due Accruing Loans	--	1	n/m	--
Total	3,365	10,084	-66.6%	4,903
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,535	3,303	-23.3%	3,543
Total Nonperforming Purchased
Non-Covered Assets (2)	5,900	13,387	-55.9%	8,446

Total Nonperforming Assets	$51,914	$71,492	-27.4%	$50,414

Total Originated Loans Outstanding	$1,523,090	$1,708,414	-10.8%	$1,553,303
Total Purchased Covered
Loans Outstanding (1)	296,380	418,364	-29.2%	324,976
Total Purchased Non-Covered
Loans Outstanding (2)	57,838	82,676	-30.0%	61,062
Total Loans Outstanding	$1,877,308	$2,209,454	-15.0%	$1,939,341

Total Assets	$4,806,487	$4,859,627	-1.1%	$4,813,908

Originated Loans:
Allowance for Loan Losses	$31,916	$30,966	3.1%	$30,926
Allowance/Originated Loans	2.10%	1.81%		1.99%
Nonperforming Originated Loans/
Total Originated Loans	0.48%	0.79%		0.59%
Allowance/Nonperforming
Originated Loans	439%	230%		337%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$14,489	$27,241		$18,514
Discount/Purchased Covered
Loans, gross	4.66%	6.11%		5.39%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	8.88%	4.94%		5.20%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$2,989	$5,495		$3,609
Discount/Purchased Non-Covered	4.91%	6.23%		5.58%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	5.82%	12.20%		8.03%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/13	9/30/12	Change	6/30/13

Shareholders' Equity	$541,840	$558,841	-3.0%	$544,622
Tier I Regulatory Capital	404,189	407,881	-0.9%	405,851
Total Regulatory Capital	442,920	442,399	0.1%	443,052

Total Assets	4,806,487	4,859,627	-1.1%	4,813,908
Risk-Adjusted Assets	2,769,664	2,726,803	1.6%	2,772,900

Shareholders' Equity/
Total Assets	11.27%	11.50%		11.31%
Shareholders' Equity/
Total Loans	28.86%	25.29%		28.08%
Tier I Capital/Total Assets	8.41%	8.39%		8.43%
Tier I Capital/
Risk-Adjusted Assets	14.59%	14.96%		14.64%
Total Regulatory Capital/
Risk-Adjusted Assets	15.99%	16.22%		15.98%
Tangible Common Equity Ratio	8.58%	8.75%		8.61%
Common Shares Outstanding	26,578	27,396	-3.0%	26,769
Common Equity Per Share	$20.39	$20.40	-0.1%	$20.34
Market Value Per Common Share	$49.74	$47.05	5.7%	$45.69

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'13	Q3'12	Change	Q2'13

Total Shares Repurchased	256	270	-5.4%	270
Average Repurchase Price	$48.48	$46.63	4.0%	$44.29
Net Shares Repurchased	191	225	-15.1%	249

			%
	9/30'13YTD	9/30'12YTD	Change

Total Shares Repurchased	873	836	4.3%
Average Repurchase Price	$45.59	$46.25	-1.4%
Net Shares Repurchased	635	754	-15.8%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/13	9/30/12	Change	6/30/13
Assets:
Cash and Due from Banks	$388,579	$367,964	5.6%	$384,276

Investment Securities:
Available For Sale	1,060,428	738,462	43.6%	1,004,888
Held to Maturity	1,141,083	1,158,731	-1.5%	1,134,615

Purchased Covered Loans (1)	296,380	418,364	-29.2%	324,976
Purchased Non-Covered Loans (2)	57,838	82,676	-30.0%	61,062
Originated Loans	1,523,090	1,708,414	-10.8%	1,553,303
Allowance For Loan Losses	(31,916)	(30,966)	3.1%	(30,926)
Total Loans, net	1,845,392	2,178,488	-15.3%	1,908,415

Non-Covered Other Real Estate
Owned	5,697	14,842	-61.6%	8,957
Covered Other Real Estate
Owned (1)	9,273	12,437	-25.4%	10,480
Premises and Equipment, net	37,972	38,386	-1.1%	38,267
Identifiable Intangibles, net	19,714	24,553	-19.7%	20,877
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	176,676	204,091	-13.4%	181,460

Total Assets	$4,806,487	$4,859,627	-1.1%	$4,813,908

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$1,689,986	$1,594,379	6.0%	$1,644,151
Interest-Bearing Transaction	737,029	745,852	-1.2%	725,852
Savings	1,150,219	1,133,788	1.4%	1,139,110
Time	531,073	656,538	-19.1%	592,281
Total Deposits	4,108,307	4,130,557	-0.5%	4,101,394

Short-Term Borrowed Funds	47,821	55,630	-14.0%	66,640
Federal Home Loan Bank Advances	25,631	25,855	-0.9%	25,687
Term Repurchase Agreement	10,000	10,000	0.0%	10,000
Debt Financing	15,000	15,000	0.0%	15,000
Other Liabilities	57,888	63,744	-9.2%	50,565
Total Liabilities	4,264,647	4,300,786	-0.8%	4,269,286

Shareholders' Equity:
Common Equity:
Paid-In Capital	373,799	374,312	-0.1%	374,209
Accumulated Other
Comprehensive Income	4,120	14,454	-71.5%	4,524
Retained Earnings	163,921	170,075	-3.6%	165,889
Total Shareholders' Equity	541,840	558,841	-3.0%	544,622

Total Liabilities and
Shareholders' Equity	$4,806,487	$4,859,627	-1.1%	$4,813,908

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'13	Q3'12	Change	Q2'13
Interest & Fee Income:
Loans	$25,116	$31,779	-21.0%	$26,180
Investment Securities:
Available for Sale	5,426	4,918	10.3%	5,532
Held to Maturity	7,414	8,575	-13.5%	7,557
Total Interest & Fee Income	37,956	45,272	-16.2%	39,269

Interest Expense:
Transaction Deposits	66	70	-5.5%	64
Savings Deposits	228	231	-1.3%	228
Time Deposits	515	719	-28.4%	555
Short-Term Borrowed Funds	20	15	31.1%	26
Federal Home Loan Bank Advances	122	122	0.4%	120
Term Repurchase Agreement	25	25	0.0%	25
Debt Financing	200	200	0.0%	201
Total Interest Expense	1,176	1,382	-14.9%	1,219

Net Interest Income	36,780	43,890	-16.2%	38,050

Provision for Loan Losses	1,800	2,800	-35.7%	1,800

Noninterest Income:
Service Charges	6,433	6,847	-6.0%	6,452
Merchant Processing Services	2,151	2,411	-10.8%	2,413
Debit Card Fees	1,467	1,308	12.1%	1,478
ATM Processing Fees	701	782	-10.3%	721
Trust Fees	567	540	5.1%	585
Financial Services Commissions	150	175	-14.6%	284
Other	2,950	2,563	15.1%	2,351
Total Noninterest Income	14,419	14,626	-1.4%	14,284

Noninterest Expense:
Salaries and Benefits	13,826	14,294	-3.3%	14,064
Occupancy	3,829	3,901	-1.8%	3,638
Outsourced Data Processing	2,139	2,156	-0.8%	2,140
Amortization of Identifiable Intangibles	1,163	1,336	-13.0%	1,165
Professional Fees	730	786	-7.2%	745
Equipment	974	991	-1.7%	1,021
Other Real Estate Owned	179	679	-73.7%	278
Courier Service	725	772	-6.0%	737
Other	4,193	4,354	-3.7%	4,404
Total Noninterest Expense	27,758	29,269	-5.2%	28,192

Income Before Income Taxes	21,641	26,447	-18.2%	22,342
Income Tax Provision	4,903	6,425	-23.7%	5,230
Net Income	$16,738	$20,022	-16.4%	$17,112

Average Common Shares Outstanding	26,670	27,513	-3.1%	26,890
Diluted Common Shares Outstanding	26,705	27,565	-3.1%	26,898

Per Common Share Data:
Basic Earnings	$0.63	$0.73	-13.7%	$0.64
Diluted Earnings	0.63	0.73	-13.7%	0.64
Dividends Paid	0.37	0.37	0.0%	0.37

			%
	9/30'13YTD	9/30'12YTD	Change
Interest & Fee Income:
Loans	$78,696	$101,180	-22.2%
Investment Securities:
Available for Sale	16,293	14,644	11.3%
Held to Maturity	22,701	24,646	-7.9%
Total Interest & Fee Income	117,690	140,470	-16.2%

Interest Expense:
Transaction Deposits	196	238	-17.6%
Savings Deposits	686	696	-1.4%
Time Deposits	1,673	2,380	-29.7%
Short-Term Borrowed Funds	58	63	-9.0%
Federal Home Loan Bank Advances	360	361	-0.1%
Term Repurchase Agreement	73	74	-1.1%
Debt Financing	601	601	0.0%
Total Interest Expense	3,647	4,413	-17.4%

Net Interest Income	114,043	136,057	-16.2%

Provision for Loan Losses	6,400	8,400	-23.8%

Noninterest Income:
Service Charges	19,427	20,969	-7.4%
Merchant Processing Services	6,973	7,333	-4.9%
Debit Card Fees	4,302	3,816	12.7%
ATM Processing Fees	2,128	2,648	-19.6%
Trust Fees	1,720	1,526	12.7%
Financial Services Commissions	614	540	13.5%
Loss on Sale of Securities	--	(1,287)	n/m
Other	7,817	7,283	7.3%
Total Noninterest Income	42,981	42,828	0.4%

Noninterest Expense:
Salaries and Benefits	42,293	43,833	-3.5%
Occupancy	11,353	11,609	-2.2%
Outsourced Data Processing	6,436	6,318	1.9%
Amortization of Identifiable Intangibles	3,547	4,076	-13.0%
Professional Fees	2,109	2,455	-14.1%
Equipment	2,875	2,883	-0.3%
Other Real Estate Owned	791	912	-13.3%
Courier Service	2,204	2,350	-6.2%
Other	13,019	14,215	-8.4%
Total Noninterest Expense	84,627	88,651	-4.5%

Income Before Income Taxes	65,997	81,834	-19.4%
Income Tax Provision	14,876	19,843	-25.0%
Net Income	$51,121	$61,991	-17.5%

Average Common Shares Outstanding	26,900	27,769	-3.1%
Diluted Common Shares Outstanding	26,919	27,821	-3.2%

Per Common Share Data:
Basic Earnings	$1.90	$2.23	-14.8%
Diluted Earnings	1.90	2.23	-14.8%
Dividends Paid	1.11	1.11	0.0%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized
(1) Purchased covered loans represent purchased loans on which losses are shared with the FDIC per a Loss Sharing Agreement. Purchased covered loans were recorded at estimated fair value at February 6, 2009, the date of purchase.
(2) Purchased non-covered loans represent purchased loans recorded at estimated fair value at August 20, 2010, the date of purchase.
CONTACT: For additional information contact:
         Westamerica Bancorporation
         Robert A. Thorson - SVP & Chief Financial Officer
         707-863-6840